                                                                                                                      Exhibit 23.2

                                                  Consent of Independent Accountants

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January
25, 2001 relating to the consolidated financial statements and financial statement schedule of  MedImmune, Inc., which appears in
MedImmune, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

/s/   PricewaterhouseCoopers LLP
McLean, Virginia
April 20, 2001